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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2002



                                METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                  Delaware                  0-21924                     54-1215634
                  --------                  -------                     ----------
    (State or other jurisdiction                                     (I.R.S. Employer
         of incorporation )         (Commission File Number)        Identification No.)

   6677 Richmond Highway, Alexandria, Virginia                            22306
   -------------------------------------------                          -----------
    (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (703) 660-6677


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Item 4.   Changes in Registrant's Certifying Accountant.

        On May 23, 2002, Metrocall, Inc. (Metrocall) dismissed its independent auditors, Arthur Andersen LLP (Arthur Andersen), and engaged Ernst & Young LLP (Ernst & Young) to serve as its new independent auditors for the fiscal year ended December 31, 2002. This decision was recommended by our Audit Committee and approved by the Board of Directors, effective immediately.

        Arthur Andersen's reports on our consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, they did issue a modified audit report for these time periods to reflect their concern that Metrocall may not be able to continue as a going concern in the future.


        During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between us and Arthur Andersen on any matter of accounting principle, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years.

        We have provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen expressing its agreement with such statements, is filed as exhibit 16.1.

        During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither us nor anyone acting on our behalf consulted Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

        16.1 Letter of Arthur Andersen dated May 28, 2002.





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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METROCALL, INC.

                                    By: /s/ VINCENT D. KELLY
                                       ----------------------------------
                                    Name:  Vincent D. Kelly
                                    Title: Chief Financial Officer,
                                           Executive Vice President,
                                           and Treasurer

Dated: May 28, 2002